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                                                                  EXHIBIT 10.3.3

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

                     (33 Union Avenue, Sudbury, MA 01776)

     ASSIGNMENT AND ASSUMPTION AGREEMENT, effective as of September 27, 1999, by and between New England Business Service, a Delaware corporation ("Assignor"), and Chiswick, Inc., a Massachusetts corporation and a wholly-owned subsidiary of Assignor ("Assignee").

                                  WITNESSETH:
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     WHEREAS, Assignor, as Tenant, and Theodore Pasquarello, Trustee of The E.B.
Realty Trust under a Declaration of Trust dated January 28, 1988, as Landlord, have entered into a Lease dated as of March 31, 1997 and recorded with the Middlesex County (Southern District) Registry of Deeds in Book 27361, Page 346 on June 5, 1997 (the "Lease") of premises known and numbered as 33 Union Avenue, Sudbury, Massachusetts 01776; and

     WHEREAS, Assignor desires to assign all of its right, title and interest in the Lease to Assignee, and Assignee desires to assume all of the rights and obligations of Assignor thereunder;

     NOW, THEREFORE, in consideration of the foregoing and the other agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Assignment.  Assignor hereby assigns to Assignee all of its right,
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title and interest in, to and under the Lease, to have and to hold the same, for the remainder of the term of said Lease, subject to the covenants, terms, provisions and conditions of the Lease.

     2.   Assumption.  Assignee hereby accepts the foregoing assignment and
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assumes and agrees to perform all of the obligations of Assignor under the
Lease.

     3.   Successors and Assigns.  The covenants, conditions and agreements
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contained herein shall bind and inure to the benefit of Assignor and Assignee, their successors and assigns.

     IN WITNESS WHEREOF, the parties have hereunto set their respective hands as of the date first above written.

ASSIGNOR:                                    ASSIGNEE:

NEW ENGLAND BUSINESS                         CHISWICK, INC.
 SERVICE, INC.

By:__________________________                By:__________________________
Name:  Daniel M. Junius                      Name:  Daniel M. Junius
Title: Treasurer                             Title: Treasurer
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     The undersigned, as Landlord under the Lease referred to in the foregoing instrument, joins in this Assignment and Assumption Agreement solely for the purpose of consenting to the assignment of the Lease from Assignor to Assignee. This Assignment and Assumption Agreement shall neither release Assignor from its liability for the performance of tenant's obligations under the Lease nor constitute the undersigned's consent to any further assignment or sublet of the Lease.

                                    LANDLORD:

                                    THE E.B. REALTY TRUST

                                    By:__________________________
                                         Theodore Pasquarello, not
                                         individually but as Trustee of
                                         The E.B. Realty Trust